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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Insituform Technologies, Inc. (the "COMPANY") for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-K"), I, Christian G. Farman, Senior Vice President and Chief Financial Officer of the Company, hereby certify as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002, that:

            (1) the Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 16, 2005
                              /s/ Christian G. Farman
                              -------------------------------------------------
                              Christian G. Farman
                              Senior Vice President and Chief Financial Officer